EATON VANCE AMT-FREE MUNICIPAL BOND FUND Supplement to Prospectus dated May 1, 2007

The following replaces the Annual Fund Operating Expenses table that appears under “Fund Fees and Expenses”:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A	Class B	Class C	Class I

Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	n/a
Other Expenses (total including Interest Expense)**	0.54%	0.54%	0.53%	0.54%
Interest Expenses	0.39%	0.39%	0.39%	0.39%
Other Expenses (excluding Interest Expense)	0.15%	0.15%	0.14%	0.15%
Total Annual Fund Operating Expenses	1.24%	1.99%	1.98%	0.99%

**	“Other Expenses” includes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. Had this expense not been included, total “Other Expenses” would have been in the amounts described in the table above as “Other Expenses (excluding Interest Expense)”. See “Investment Objective & Principal Policies and Risks” for a description of these transactions.

June 27, 2007	MBPS